Rule 497(e) Files Nos. 2-10653 and 811-82

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                                 CGM Realty Fund

                      Supplement Dated November 4, 2002 to
                          Prospectus Dated May 1, 2002


     Effective December 1, 2002, the investment objective of the Fund is to provide a combination of income and long-term growth of capital. While the Fund will continue to seek income, the Fund will no longer seek as part of its investment objective to provide a yield in excess of the yield of the Standard and Poor's 500 Composite Index.


RFSUP5/02